UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2010

Aon Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-7933	36-3051915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Street, Chicago, Illinois (Address of Principal Executive Offices)	60601 (Zip Code)

Registrant’s telephone number, including area code: (312) 381-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 6, 2010 (the “NAIC Form 8-K”), Aon Corporation and its subsidiaries and affiliates (“Aon”) have entered into an amended and restated regulatory settlement agreement (the “Amended NAIC Settlement Agreement”) with the chief insurance regulators of certain states, or their authorized representatives (the “Insurance Regulators”), who are members of the National Association of Insurance Commissioners (the “NAIC”).  The Amended NAIC Settlement Agreement supersedes and replaces the agreement dated on or about May 3, 2006 (the “Original NAIC Settlement Agreement”) among Aon and the Insurance Regulators of 29 states, the District of Columbia and Guam.  The information contained in the NAIC Form 8-K is incorporated herein by reference.

Following the filing of the NAIC Form 8-K, the Insurance Regulators of 18 additional states, including Arizona, Arkansas, Delaware, Hawaii, Indiana, Kentucky, Maine, Massachusetts, Michigan, Missouri, New Hampshire, New Jersey, North Carolina, Ohio, Oregon, Rhode Island, South Dakota and Tennessee, as well as the Insurance Regulators of the District of Columbia and Guam, countersigned the Amended NAIC Settlement Agreement.  As a result, all of the Insurance Regulators that were party to the Original NAIC Settlement Agreement have countersigned the Amended NAIC Settlement Agreement, with the final countersignature received by Aon on June 10, 2010.

In addition, effective June 9, 2010, Aon entered into an addendum (the “Florida Addendum”) to the settlement agreement dated May 21, 2008 with the Florida Department of Financial Services, the Florida Department of Legal Affairs, Office of the Attorney General, and the Florida Office of Insurance Regulation (the “Florida Settlement Agreement”), and which is referenced in the NAIC Form 8-K.

The Florida Addendum modifies the Florida Settlement Agreement to reflect the provisions of the amended and restated regulatory settlement agreement effective February 11, 2010, among Aon, the Attorney General of the State of New York, the Attorney General of the State of Illinois, the Attorney General of the State of Connecticut, the Director of the Division of Insurance, Illinois Department of Financial and Professional Regulation (now known as the Illinois Department of Insurance) and the Superintendent of Insurance of the State of New York, which, among other matters, deleted the provisions contained in the original regulatory settlement agreement that prohibited Aon from directly or indirectly accepting from or requesting of any insurer any contingent compensation. In addition, the Florida Addendum requires that Aon provide certain additional compensation disclosure for managing general agents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon CORPORATION

	By:	/s/ Jennifer L. Kraft

Jennifer L. Kraft
Vice President and Secretary

Date: June 14, 2010